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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 16, 1999





                          QUINTILES TRANSNATIONAL CORP.
             (Exact name of registrant as specified in its charter)


 NORTH CAROLINA                   340-23520                     56-1714315
 (State or other            (Commission File No.)             I.R.S. Employer
  jurisdiction                                             Identification Number
of incorporation)


             4709 CREEKSTONE DRIVE, RIVERBIRCH BUILDING, SUITE 200,
                       DURHAM, NORTH CAROLINA 27703-8411
                    (Address of principal executive offices)


                                 (919) 998-2000
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)




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ITEM 5.           OTHER EVENTS.

         On September 15, 1999, Quintiles Transnational Corp. (the "Company") issued the press release attached hereto as Exhibit 99.01 and incorporated by reference herein.

ITEM 7.

         (c)      EXHIBITS

          Exhibit No.               Description of Exhibit
          -----------               ----------------------

          99.01                     Press release, dated September 15, 1999.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  QUINTILES TRANSNATIONAL CORP.


                                  By: /s/ Rachel R. Selisker
                                      ------------------------------------------
Dated: September 16, 1999             Rachel R. Selisker
                                      Chief Financial Officer and Executive Vice
                                      President Finance



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                                  EXHIBIT INDEX



         Exhibit No.           Description of Exhibit
         -----------           ----------------------

         99.01                 Press release, dated September 15, 1999